UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 13, 2013 (September 12, 2013)

Tallgrass Energy Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35917	46-1972941
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6640 W. 143rd Street, Suite 200 Overland Park, Kansas	66223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 928-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

          On September 12, 2013, Tallgrass Energy Partners, LP's subsidiary, Tallgrass Interstate Gas Transmission, LLC, received the Pony Express Abandonment Order from The Federal Energy Regulatory Commission (“FERC”).  The abandonment encompasses an approximately 430 mile section of natural gas pipeline from Guernsey, Wyoming to Lincoln County, Kansas, which is currently part of the Tallgrass Interstate Gas Transmission system.  The Abandonment Order contains certain customary conditions precedent and is subject to FERC procedural rules and regulations, including the right to rehearing.  The entire Abandonment Order may be reviewed on the FERC's website.

A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description
99.1	Press release dated September 13, 2013 issued by Tallgrass Energy Partners, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALLGRASS ENERGY PARTNERS, LP

		By:	Tallgrass MLP GP, LLC
its general partner

Date:	September 13, 2013	By:	/s/ David G. Dehaemers, Jr.
David G. Dehaemers, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press release dated September 13, 2013 issued by Tallgrass Energy Partners, LP